Exhibit 10.1

HILTON GRAND VACATIONS INC.

INCENTIVE PROGRAM

SECTION 1

Purpose

The Hilton Grand Vacations Inc. Incentive Program (the “Incentive Program”) was adopted by the Compensation Committee (the “Committee”) of the Board of Directors of Hilton Grand Vacations Inc. (the “Company”), effective March 7, 2023, to set forth the governing terms and conditions of the short-term and long-term incentive programs of the Company, the purpose of which is to incentivize the performance and retention of certain key employees, including the executive management team, of the Company through short-term cash-based bonus awards and long-term equity-based awards. STI Awards and LTI Awards (each as defined herein) shall be granted under, and in accordance with the terms and conditions of, the Omnibus Incentive Plan (as defined herein) and this Incentive Program. Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Omnibus Incentive Plan.

SECTION 2

Definitions

“Aggregate LTI Grant Value” shall have the meaning set forth in Section 6 hereof.

“Annual Base Salary” shall mean, except as otherwise provided by the Committee, a Participant’s annual rate of pay effective January 1st.

“Award” shall mean an STI Award or an LTI Award granted to a Participant hereunder.

“Corporate Objectives” shall mean the list of performance criteria set forth in Section 11(c) of the Omnibus Incentive Plan.

“Eligible Employee” shall mean any employee of the Company or any of its Subsidiaries.

“Executive Officer” shall have the meaning set forth in the Charter of the Committee.

“Incentive Program” shall mean this Hilton Grand Vacations Inc. Incentive Program, as amended from time to time.

“Individual Objectives” shall have the meaning set forth in Section 5(b) hereof.

“LTI Award” shall mean an annual stock-based award granted hereunder.

“Omnibus Incentive Plan” shall mean the Hilton Grand Vacations Inc. 2017 Omnibus Incentive Plan, as amended, or any successor thereto.

“Participant” shall mean an Eligible Employee who has been selected to participate in the Incentive Program.

“Performance Objectives” shall mean the Corporate Objectives and/or Individual Objectives applicable to an STI Award or LTI Award.

“PSU Scheduled Payment Date” shall have the meaning assigned such term in Section 6(d)(iv) hereof.

“Section 16 Officer” shall mean any person who is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended.

“STI Award” shall mean an annual cash-based bonus award granted hereunder. STI Awards shall constitute Other Cash-Based Awards under the Omnibus Incentive Plan.

“STI Scheduled Payment Date” shall have the meaning assigned such term in Section 6(a) hereof.

“STI Target Award” shall have the meaning set forth in Section 5(a) hereof.

SECTION 3

Administration

The Committee shall administer the Incentive Program and shall have full authority to interpret the Incentive Program, to establish rules and regulations relating to the operation of the Incentive Program, to select Participants, to determine the amounts of any Awards and to make all determinations and take all other actions necessary or appropriate for the proper administration of the Incentive Program. The Committee’s interpretation of the Incentive Program, and all actions taken within the scope of its authority, shall be final and binding on the Company, its stockholders and Participants, former Participants, and their respective successors and assigns.

The Committee may delegate to the Chief Executive Officer some or all of its authority with respect to Eligible Employees who are not Executive Officers and, in the case of LTI Awards, who are not Section 16 Officers, including the authority to select Participants, establish or approve Performance Objectives, establish or approve STI Awards and LTI Awards, or determine the amounts of Awards to Participants under the Incentive Program.

SECTION 4

Eligibility and Participation

The Committee shall determine the Participants in the Incentive Program and shall determine whether a Participant receives an STI Award, an LTI Award or both. With respect to Participants who are not Executive Officers, the Chief Executive Officer (or his or her designee) shall recommend to the Committee a list of Eligible Employees (and/or job classifications or categories of Eligible Employees) proposed to be Participants in the Incentive Program. The Committee shall review and approve the Eligible Employees and/or job classifications or categories of Eligible Employees who shall be Participants in the Incentive Program. The Chief Executive Officer may add or delete non-Executive Officer Participants and/or job classifications or categories of Participants, subject to Committee approval.

SECTION 5

STI Awards

(a) Target Awards. The Committee (or the Chief Executive Officer if so authorized by the Committee with respect to Participants who are not Executive Officers) shall approve the percentage of each Participant’s Annual Base Salary that shall be awarded to the Participant if designated Performance Objectives are achieved at the target performance level (the “STI Target Award”). Unless and until otherwise determined by the Committee, the range for the STI Target Award shall be subject to the following parameters:

Category of Participant	STI Target Award (% of Annual Base Salary)
Chief Executive Officer	50% - 250%
Other Executive Officers	50% - 225%
Senior Officers (including Section 16 Officers) that are not Executive Officers	50% - 200%
Non-Executive Officers and Other Employees	50% - 175%

The actual STI Award paid to a Participant may be greater or less than his or her STI Target Award, depending on the level of achievement of Performance Objectives and depending on whether the Committee (or the Chief Executive Officer if so authorized by the Committee with respect to Participants who are not Executive Officers) exercises discretion to increase or reduce a resulting STI Award as provided herein.

(b) Payout Range. The Committee (or the Chief Executive Officer if so authorized by the Committee with respect to Participants who are not Executive Officers) shall approve the payout range for the STI Awards (the “STI Payout Range”). Unless and until otherwise determined by the Committee, the STI Payout Range shall be subject to the following parameters:

Category of Participant	STI Payout Range (% of STI Target Award)
Chief Executive Officer	0% - 250%
Other Executive Officers	0% - 250%
Senior Officers (including Section 16 Officers) that are not Executive Officers	0% - 225%
Non-Executive Officers and Other Employees	0% - 200%

(c) Performance Objectives. STI Awards may be earned based on the achievement of Corporate Objectives and/ or individual performance objectives (“Individual Objectives”) for each calendar year of the Company. Unless and until the Committee determines otherwise: (i) zero percent (0%) to one hundred percent (100%) of the STI Award may be earned based on the achievement of Individual Objectives; and (ii) zero percent (0%) to one hundred percent (100%) of the STI Award may be earned based on the achievement of one or more objective Corporate Objectives in an allocation set by the Committee (or, if no allocation is set, allocated equally). The Corporate Objectives and Individual Objectives, as applicable, shall be (i) approved by the Committee (or the Chief Executive Officer if so authorized by the Committee to determine STI Awards with respect to Participants who are not Executive Officers), and (ii) scored as between threshold, target and maximum by the Committee (or the Chief Executive Officer if so authorized by the Committee to determine STI Awards with respect to Participants who are not Executive Officers).

(d) Determination of Performance. As soon as practicable after the end of the calendar year, the Committee (or the Chief Executive Officer if so authorized by the Committee with respect to Participants who are not Executive Officers) shall review the level of achievement of Performance Objectives. While the achievement of Performance Objectives shall in all cases be taken under consideration by the Committee (or the Chief Executive Officer if so authorized by the Committee to determine Awards with respect to Participants who are not Executive Officers), the final STI Award for each Participant is within the sole discretion of the Committee (or the Chief Executive Officer if so authorized by the Committee with respect to Participants who are not Executive Officers), based on such factors as the Committee or the Chief Executive Officer, as applicable, shall deem relevant and otherwise subject to the terms and conditions hereof.

(e) Scheduled Payment Date. Earned STI Awards shall be paid to Participants in cash within thirty (30) days after the amount of such STI Awards has been determined, but no later than March 15 of the calendar year following the end of the calendar year for which the STI Awards, if any, were earned (the “STI Scheduled Payment Date”). Unless otherwise provided in subsection (f) hereof or determined by the Committee, a Participant must be employed by the Company or a Subsidiary on the STI Scheduled Payment Date to be eligible for an STI Award.

(f) Pro Rata Payments. Unless otherwise determined by the Committee, if a Participant becomes employed by the Company or a Subsidiary during the calendar year and is employed by the Company or a Subsidiary for less than the entire calendar year, then his or her STI Award shall be prorated based on the number of days that the Participant was employed during the relevant calendar year.

(g) Termination of Employment. Unless otherwise determined by the Committee in its discretion, and subject to any contrary provision in an individual employment, severance or similar agreement with a Participant, if a Participant’s employment terminates by reason of such Participant’s death or Disability (i) after the end of the relevant calendar year but before the STI Scheduled Payment Date, then such Participant shall be eligible to earn an STI Award on the STI Scheduled Payment Date based upon the level of achievement of such Participant’s Performance Objectives; or (ii) during the relevant calendar year, then such Participant shall be eligible to earn a pro rata STI Award on the STI Scheduled Payment Date based upon the level of achievement of such Participant’s Performance Objectives, with such proration based upon the number of days that the Participant was employed by the Company or a Subsidiary during the relevant calendar year. Unless otherwise determined by the Committee in its discretion, and subject to any contrary provision in an individual employment, severance or similar agreement with a Participant, if a Participant terminates employment with the Company or a Subsidiary for any reason other than death or Disability, then such Participant shall not be eligible for an STI Award.

SECTION 6

LTI Awards

(a) Target Values. The Committee (or the Chief Executive Officer if so authorized by the Committee with respect to Participants who are not Executive Officers or Section 16 Officers) shall approve the aggregate value as a percentage of each Participant’s Annual Base Salary for each Participant’s stock-based Awards under the Omnibus Incentive Plan for each calendar year (the “Aggregate LTI Grant Value”). Unless and until otherwise determined by the Committee, the range for the Aggregate LTI Grant Value shall be subject to the following parameters:

Category	Aggregate LTI Grant Value (% of Annual Base Salary)
Chief Executive Officer	400% - 600%
Other Executive Officers	150% - 350%
Senior Officers (including Section 16 Officers) that are not Executive Officers	150% - 250%
Non-Executive Officers and Other Employee	150% - 200%

(b) Allocation of Aggregate LTI Grant Value. The Committee (or the Chief Executive Officer if so authorized by the Committee with respect to Participants who are not Executive Officers or Section 16 Officers) shall determine the allocation of the Aggregate LTI Grant Value among Options, time-based Restricted Stock Units (“RSUs”) and performance-based Restricted Stock (“PSUs”). Unless and until otherwise determined by the Committee, such allocation shall be subject to the following parameters:

Aggregate LTI Grant Value Allocation (% of Aggregate LTI Grant Value)
Category	Options	RSUs	PSUs
Chief Executive Officer	0% - 50%	0% - 50%	0% - 100%
Other Executive Officers	0% - 50%	0% - 60%	0% - 100%
Section 16 Officers (that are not Executive Officers)	0% - 50%	0% - 75%	0% - 100%
Non-Executive Officers and Other Employees	0% - 50%	0% - 100%	0% - 100%

(c) Option and RSU Vesting. The Committee (or the Chief Executive Officer if so authorized by the Committee with respect to Participants who are not Executive Officers or Section 16 Officers) shall determine the vesting schedule for Options and RSUs. Unless and until otherwise determined by the Committee, Options and RSUs shall have a vesting period of at least one year and no longer than five (5) years (with ratable or cliff vesting during such period). For the avoidance of doubt, Options and RSUs granted hereunder shall be subject to the Minimum Vesting Condition of the Omnibus Incentive Plan.

(d) PSU Performance Objectives, Performance Period and Payout.

(i) Performance Objectives. PSUs may be earned based on the achievement of Corporate Objectives and/ or Individual Objectives with respect to a PSU Performance Period (as defined in subsection (ii) below). Unless and until the Committee determines otherwise: (i) zero (0%) to one hundred percent (100%) of a PSU Award may be earned based on the achievement of Individual Objectives; and (ii) zero (0%) to one hundred percent (100%) of a PSU Award may be earned based on the achievement of one or more objective Corporate Objectives in an allocation set by the Committee (or, if no allocation is set, allocated equally). The Corporate Objectives and Individual Objectives, as applicable, shall be (1) approved by the Committee (or the Chief Executive Officer if so authorized by the Committee with respect to Participants who are not Executive Officers or Section 16 Officers), and (2) scored as between threshold, target and maximum by the Committee (or the Chief Executive Officer if so authorized by the Committee with respect to Participants who are not Executive Officers or Section 16 Officers).

(ii) Performance Period. The Committee (or the Chief Executive Officer if so authorized by the Committee with respect to Participants who are not Executive Officers or Section 16 Officers) shall determine the performance period for PSUs (the “PSU Performance Period”). Unless and until otherwise determined by the Committee, the PSU Performance Period shall be at least one (1) year and no more than seven (7) years. For the avoidance of doubt, PSUs granted hereunder shall be subject to the Minimum Vesting Condition of the Omnibus Incentive Plan.

(iii) Payout Range. The Committee (or the Chief Executive Officer if so authorized by the Committee with respect to Participants who are not Executive Officers or Section 16 Officers) shall approve the payout range for the PSUs (the “PSU Payout Range”). Unless and until otherwise determined by the Committee, the PSU Payout Range shall be subject to the following parameters:

Category	PSU Payout Range (% of Target PSU Award)
Chief Executive Officer	0% - 400%
Other Executive Officers	0% - 300%
Section 16 Officers (that are not Executive Officers)	0% - 200%
Non-Executive Officers and Other Employees	0% - 200%

(iv) Determination of Performance. As soon as practicable after the end of the Performance Period, the Committee (or the Chief Executive Officer if so authorized by the Committee with respect to Participants who are not Executive Officers or Section 16 Officers) shall review the level of achievement of Performance Objectives for the PSUs. While the achievement of Performance Objectives shall in all cases be taken under consideration by the Committee (or the Chief Executive Officer if so authorized by the Committee to determine Awards with respect to Participants who are not Executive Officers or Section 16 Officers), the final PSU payout for each Participant is within the sole discretion of the Committee (or the Chief Executive Officer if so authorized by the Committee with respect to Participants who are not Executive Officers or Section 16 Officers), based on such factors as the Committee or the Chief Executive Officer, as applicable, shall deem relevant and otherwise subject to the terms and conditions hereof.

(iv) Scheduled Payment Date. Earned PSUs shall be paid to Participants within thirty (30) days after the amount of such PSUs has been determined, but no later than March 15 of the calendar year following the end of the applicable Performance Period (the “PSU Scheduled Payment Date”). Unless otherwise provided in the Award Agreement or determined by the Committee, a Participant must be employed by the Company or a Subsidiary on the PSU Scheduled Payment Date to be eligible for a PSU payout.

(e) Other Terms and Conditions. The LTI Awards shall be granted pursuant to, and subject to the terms and conditions of, the Omnibus Incentive Plan, and shall have such other terms and conditions as set forth in the applicable Award Agreement.

SECTION 7

Amendment and Termination

The Committee may amend the Incentive Program at any time and from time to time. The Committee may terminate the Incentive Program at any time.